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                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.   20549

                          ________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported) March 28, 1995
                                                      (March 23, 1995)



                            NEW PLAN REALTY TRUST
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             (Exact Name of Registrant as Specified in Charter)


        Massachusetts                0-7532                13-1995781
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(State or Other Jurisdiction       (Commission            IRS Employer
     of Incorporation)             File Number)        Identification No.)



    1120 Avenue of the Americas, New York, New York            10036
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       (Address of Principal Executive Offices)              (Zip Code)


     Registrant's telephone number, including area code  (212) 869-3000
                                                          _____________



____________________________________________________________________________
        (Former Name or Former Address, if Changed Since Last Report)



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
Item 5.  Other Events.

     New Plan Realty Trust, a Massachusetts business trust (the "Company") has commenced an offering of senior debt securities (the "Senior Securities") in an aggregate principal amount equal to $100,000,000, as described in the Company's Preliminary Prospectus Supplement dated March 23, 1995 to the Company's Prospectus dated March 23, 1995. The Senior Securities were registered as part of the Company's Registration Statement (No. 33-53311), which was declared effective by the Securities and Exchange Commission on May 23, 1994.The Senior Securities are to be issued under a Senior Securities Indenture to be entered into by the Company and The First National Bank of Boston, as trustee (the "Senior Securities Trustee").

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)    Financial Statements of Businesses Acquired.

               None

        (b)    Pro Forma Financial Information.

               None

        (c)    Exhibits.

               1. Form of Senior Securities Indenture to be entered into by the Company and The First National Bank of Boston, as trustee.

               2. Statement of Eligibility of Senior Securities Trustee on Form T-1.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 28, 1995

                                   NEW PLAN REALTY TRUST


                                   By: /s/ MICHAEL I. BROWN
                                       ___________________________________
                                       Michael I. Brown
                                       Chief Financial Officer
                                         and Controller